UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2013

OASIS PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

West Williston Acquisition

As previously disclosed on September 5, 2013, Oasis Petroleum North America LLC, a wholly owned subsidiary of Oasis Petroleum Inc. (the “Company”) entered into a purchase and sale agreement (the “Purchase Agreement”) with two undisclosed private sellers, pursuant to which the Company agreed to purchase 136,000 net acres in the Williston Basin (the “West Williston Acquisition”). On October 1, 2013, the Company completed the West Williston Acquisition for aggregate consideration of approximately $1,479 million (the “Purchase Price”), which is subject to customary post close adjustments.

In accordance with the Purchase Agreement, the Company funded the Purchase Price of the West Williston Acquisition with proceeds from the Company’s issuance of 6.875% senior unsecured notes due 2022 and borrowings under its revolving credit facility.

The foregoing description of the Purchase Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 5, 2013 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 1, 2013, the Company issued a press release announcing the closing of the West Williston Acquisition. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and the attached Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Financial statements of the acquired business are not included in this Form 8-K report. Such financial statements will be filed within 71 calendar days after the date on which this Form 8-K report is required to be filed.

(b)	Pro Forma Financial Information.

Pro forma financial information relative to the acquired business is not included in this Form 8-K report. Such pro forma financial information will be filed within 71 calendar days after the date on which this Form 8-K report is required to be filed.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Purchase and Sale Agreement, dated September 4, 2013, by and among Oasis Petroleum North America LLC and two undisclosed private sellers (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed September 5, 2013 (File No. 001-34776)).

99.1	Press release dated October 1, 2013, announcing the closing of the West Williston Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC.
(Registrant)

By:	/s/ Thomas B. Nusz
Thomas B. Nusz
Chairman, President and Chief Executive Officer

Date: October 2, 2013

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

2.1	Purchase and Sale Agreement, dated September 4, 2013, by and among Oasis Petroleum North America LLC and two undisclosed private sellers (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed September 5, 2013 (File No. 001-34776)).

99.1	Press release dated October 1, 2013, announcing the closing of the West Williston Acquisition.